UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2019

Commission file number 001-31617

BRISTOW GROUP INC.

(Exact name of registrant as specified in charter)

Delaware	72-0679819
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2103 City West Blvd., 4th Floor, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 267-7600

None

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($.01 par value)	N/A	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

As previously disclosed, on May 11, 2019, Bristow Group Inc. (the “Company”, “Bristow Group”, “we”, “us” or “our”) and its subsidiaries BHNA Holdings Inc., Bristow Alaska Inc., Bristow Helicopters Inc., Bristow U.S. Leasing LLC, Bristow U.S. LLC, BriLog Leasing Ltd. and Bristow Equipment Leasing Ltd. (together with the Company, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Debtors’ Chapter 11 Cases are jointly administered under the caption In re: Bristow Group Inc., et al., Main Case No. 19-32713. The Debtors continue to operate their businesses and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

As previously disclosed, on August 1, 2019, the Debtors filed a joint chapter 11 plan of reorganization (the “Original Plan”) and a related disclosure statement with the Bankruptcy Court in accordance with the Bankruptcy Code.

Amended Chapter 11 Plan and Amended Disclosure Statement

In connection with the Chapter 11 Cases, on August 20, 2019, the Debtors filed their Amended Joint Plan of Reorganization (as modified, the “Amended Plan”) and the related disclosure statement for the Amended Plan (as modified, the “Amended Disclosure Statement”) with the Bankruptcy Court. The Amended Plan is subject to confirmation by the Bankruptcy Court and acceptance by the Debtors’ creditors (as and to the extent required under the Bankruptcy Code). The Amended Plan provides for certain modifications to the Original Plan, including to the treatment of (i) claims arising from the 6.25% Senior Notes due 2022 and the 4.50% Convertible Senior Notes due 2023 (the “Unsecured Notes Claims”), (ii) general unsecured claims other than Unsecured Notes Claims and trade vendor claims and (iii) claims of certain of the Debtors’ equipment lenders.

In addition, the Amended Plan embodies (i) a comprehensive settlement with the official committee of unsecured creditors appointed in the Chapter 11 Cases (the “Creditors’ Committee”) and the Supporting Noteholders (as defined in the Amended Plan) providing for, among other things, the Creditors’ Committee’s agreement to join the Company’s ad hoc groups of secured and unsecured noteholders in supporting the Amended Plan and (ii) a settlement with PK AirFinance S.à r.l. (“PKA”), Milestone Aviation Group (“MAG”) and certain of their affiliates providing for, among other things, a restructuring of the basic economic terms of certain of the Debtors’ leases on an aircraft by aircraft basis, amendment of the terms of the term loan credit agreement with PKA, mutual releases between the parties and continued use of certain aircraft important to the Debtors’ operations (the “Milestone Settlement”). The terms of the Milestone Settlement remain subject to agreement on definitive documentation and approval of the Bankruptcy Court.

The foregoing descriptions of the Amended Plan and the Amended Disclosure Statement do not purport to be complete and are qualified in their entirety by reference to the Amended Plan and the Amended Disclosure Statement, copies of which are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

Orders with the Bankruptcy Court

In connection with the Chapter 11 Cases, on August 21, 2019, the Bankruptcy Court entered a final order (the “DIP Order”) approving the proposed Superpriority Secured Debtor-in-Possession Credit Agreement among the Company, as lead borrower, Bristow Holdings Company Ltd. III, as the co-borrower, the other Debtors and guarantors party thereto and other guarantors from time to time party thereto, the financial institutions or other entities from time to time parties thereto and Ankura Trust Company, LLC, as administrative agent and collateral agent (the “DIP Credit Agreement”). The Company expects to execute and fund the borrowings under the DIP Credit Agreement on August 26, 2019, subject to the satisfaction of customary closing conditions. The funding of the DIP Credit Agreement will satisfy the financing condition specified in the Offer to Purchase, dated August 12, 2019 (the “Offer to Purchase”), for the Company’s previously announced tender offer to purchase for cash a portion of its outstanding 8.75% Senior Secured Notes due 2023. The tender offer is only being made pursuant to the Offer to Purchase and this Current Report on Form 8-K does not constitute an offer to purchase nor a solicitation of an offer to sell any notes in the tender offer.

Additionally, in connection with the Chapter 11 Cases, on August 22, 2019, the Bankruptcy Court entered an order approving the Company’s Fiscal Year 2020 Performance Incentive Plan and Fiscal Year 2020 Non-Executive Incentive Plan, and on August 26, 2019, the Bankruptcy Court entered an order conditionally approving the Amended Disclosure Statement and approving the Debtors’ commencement of solicitation of votes on the Amended Plan.

Other

On August 22, 2019, the Company issued a press release in connection with the filing of the Amended Plan and the Amended Disclosure Statement with the Bankruptcy Court and the approval of the DIP Order by the Bankruptcy Court, among other matters. A copy of the press release is furnished as Exhibit 99.3 hereto and is incorporated herein by reference.

Nothing contained in this Current Report on Form 8-K, the Amended Plan or the Amended Disclosure Statement is a solicitation of acceptance or rejection of the Amended Plan. Acceptances or rejections of the Amended Plan will only be solicited after a definitive disclosure statement has been approved by the Bankruptcy Court.

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by the holders of the Company’s securities in the Chapter 11 Cases. The Company expects that its equity holders may experience a significant or complete loss of their investment, depending on the outcome of the Chapter 11 Cases.

Additional information regarding the Chapter 11 Cases is available at http://www.bristowgroup.com/restructuring. Court filings and information about the claims process are available at https://cases.primeclerk.com/Bristow. Information contained on, or that can be accessed through, such web sites is not part of, and is not incorporated into, this Current Report on Form 8-K. Questions should be directed to the Company’s claims agent, Prime Clerk, by email to bristowinfo@primeclerk.com or by phone at +1 844-627-6967 (toll free) or +1 347-292-3534 (toll).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Amended Joint Chapter 11 Plan of Reorganization, dated August 20, 2019.

99.2	Amended Disclosure Statement, dated August 20, 2019.

99.3	Press Release, dated August 22, 2019.

Cautionary Statements Regarding Forward-Looking Information

Investors are cautioned that some of the statements we use in this report contain forward-looking statements and are made pursuant to the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties and depend upon future events or conditions. Actual events or results might differ materially from those expressed or forecasted in these forward-looking statements. Accordingly, we cannot guarantee you that our plans and expectations will be achieved. Such statements may include, but are not limited to, statements about our future financial condition and future business plans and expectations, the effect of, and our expectations with respect to, the operation of our business, adequacy of financial resources and commitments and operating expectations during the pendency of our court proceedings and other plans, objectives, expectations and intentions and other statements that are not historical facts. Important factors that could cause actual events or results to differ materially from those anticipated by our forward-looking statements or historical performance can be found in the Company’s filings with the Securities and Exchange Commission.

Our forward-looking statements speak only as of the date they are made and should not be relied upon as representing our plans and expectations as of any subsequent date. We undertake no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events, except to the extent required by the federal securities laws.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOW GROUP INC.

Date: August 26, 2019	By:	/s/ Brian J. Allman
Brian J. Allman
Senior Vice President and Chief Financial Officer

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